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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 16, 2005

                          Glacier Water Services, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                1-11012                                   33-0493559
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        (Commission File Number)               (IRS Employer Identification No.)


        1385 Park Center Drive
           Vista, California                               92081-8338
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(Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (760) 560-1111
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Item 2.02  Results of Operations and Financial Condition.

     On November 16, 2005, the registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               GLACIER WATER SERVICES, INC.

Date:  November 16, 2005                       By:  /s/ W. David Walters
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                                                    W. David Walters
                                                    Senior Vice President,
                                                    Chief Financial Officer
                                                    and Secretary